Exhibit 99.1

 Meta Financial Group OverviewSecond Quarter 2017 Update

 Forward Looking Statements  2  Meta Financial Group, Inc.® (the “Company”) and its wholly-owned subsidiary, MetaBank® (the “Bank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this presentation, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that loan production levels and other anticipated benefits related to the recent agreements signed with H&R Block and Jackson Hewitt may not be as much as anticipated, and that the Company may incur unanticipated or unknown risks, losses or liabilities in connection with such transactions; maintaining our executive management team; the strength of the United States economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of, new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase.The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company’s business and prospects are reflected under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended September 30, 2016 and in other periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

 The Meta Ecosystem  3          Retail Banking  Prepaid/ATM/Other  Tax Services  Specialty Finance  Banking  Payments  Refund Advantage (RA)EPS Financial (EPS)Specialty Consumer Services (SCS)   Meta Payment Systems  MetaBank – Branches located in Iowa and South Dakota  Premium FinanceAFS/IBEXStudent Loan Portfolio PurchaseHealthcare Finance

 4  Company Overview  Prepaid division generates fee income with low-cost, long duration deposit base  Prepaid low-cost deposit base provides competitive advantage to obtain high quality credits and attractive terms for the Retail Bank and Specialty Finance divisions  In addition to funding high-quality commercial loans, the Bank provides loans to tax preparers and funding for interest-free refund advances to taxpayers, which generate significant fee income (rather than interest)  Tax services division offers interest-free refund advances and tax refund-transfer solutions and provides a new distribution channel for prepaid products and other services  Leverage deposits brought in from our payments division for funding our other divisions  Strategically pursues businesses in niche markets that are scalable and synergistic to existing platform

Prepaid/ATM/Other

Prepaid division generates fee income with low-cost, long duration deposit base by providing innovative financial solutions that change the way people use, borrow and manage money

Products delivered nationally through relationships with **market-leading** companies

BLACKHAWK NETWORK | NETSPEND | Global Cash Card | First Data

Listed among top general purpose and commercial prepaid card issuers[1] by Visa, MasterCard and Discover

More than an issuing bank:

- A prepaid card industry leader with payments diversification
- Emerging leader in "virtual cards" for electronic settlements
- Sponsor approximately 65% of U.S. "white label" Automated Teller Machines (ATM)
- 45 Patents with more than two dozen pending
- New and growing relationships, driving growth with a strong pipeline
- Provide significant compliance and regulatory guidance

[1]*Source: The Nilson Report: Top 50 U.S. Prepaid Card Issuers, July 2016 Issue & Top U.S. Commercial Card Issuers, June 2016 Issue*

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Tax Services

Tax services division offers interest-free refund advance loans, tax refund-transfer (RT) solutions and provides a new distribution channel for **prepaid** products and other services

- RA and EPS, combined, had relationships with majority of independent Electronic Return Originators for the 2017 tax season
- One of the top RT providers
- Provided underwriting and originated approximately $1.3 billion of refund advance loans, which we estimate to be the majority of total refund advance loans for the 2017 tax season; refund anticipation loan business was significantly larger at peak
- Various relationships and partnerships with leading franchises and independents

Franchises

Liberty Tax Service · Jackson Hewitt Tax Service · H&R Block

Independents

Refund Advantage — A division of MetaBank® · eps — a division of MetaBank · TPG Santa Barbara Tax Products Group

- Scalable infrastructure provides capacity to undertake significantly more volume in the future
- Prepaid solution is also a big part of tax space for funding refund advances and accelerating tax refunds
- Exploring further opportunities to build on already successful tax divisions through efficiencies, new products and growth in existing products

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Payments - Products

Prepaid/ATM/Other

Prepaid Cards

90% of total deposits are non-interest bearing with a 7 year average life

Card Product Suite
General Purpose Reloadable (GPR)
Gift ● Payroll ● Benefit ● Virtual
Loyalty/Award/Promotional (LAP)

ATM Sponsorship

Provides small businesses access to national and regional debit networks, as well as the opportunity to work with multiple processors that handle ATM transactions

Electronic Funds Transfer

Processed over 125 million ACH transactions in 2016

Source: NACHA

Tax Services

Refund Advance Loan

No interest, no fee loan, to the taxpayer, that provides taxpayers quicker access to a portion of their pending tax refund

Refund Transfer

Low-cost product where taxpayers can have their tax preparation fees deducted directly from their pending tax refund

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Meta Financial Group

Specialty Finance

Specialty finance division provides outlet to deploy **prepaid** low-cost deposits at higher yields than alternative investments while low-cost deposit base also provides competitive advantage to obtain high quality credit and attractive terms

Premium Finance - Loans to commercial businesses to fund their property, casualty and liability insurance premiums

- Short duration, typically 9-10 month maturities
- Significant collateralization reduces credit risk
- Premium finance loans up 54% at March 31, 2017 compared to Q2FY16

Student Loan Portfolio - Purchased $134 million seasoned, floating rate portfolio in Dec. 2016 with current yields over 5.00%

Healthcare Finance - Rate reset portfolio with recourse to high credit quality hospitals

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Retail Banking

Prepaid low-cost deposit base provides competitive advantage to obtain high quality credit and attractive terms in the **Retail Banking** division

Growing, profitable operations
- Loan growth of 19-30% YoY each quarter, for over 4 years
- Core deposits (checking, savings, money market) have also seen double digit growth

Expect continued robust loan growth over the next 12 months
- Strong focus on Commercial Real Estate with longer fixed terms but lower credit risk


NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA

Regional footprint
- 60+ years in business
- 10 locations in IA and SD

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Competitive Landscape

Early adopter of sophisticated compliance systems

Investments in program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- These prior investments allow more focus on growing current business and new development opportunities, with expected improving efficiencies

High competitive barriers to enter prepaid and tax industries = wide "moat"

- Expertise, capital, compliance
- Operational infrastructure
- High start-up costs
- Contract design
- Durbin-related disadvantages for banks over $10 billion in assets

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11  Industry Recognition    Top 40 of ACH originators in 2016 (April 2017)Top 30 of ACH receivers in 2016 (April 2017)  Second largest prepaid card issuer in the U.S. ranked by purchase volume (2015)  #1 Top Growth Bank (May 2016)Named Top Community Bank (Aug 2016)  EPS Financial Business of the Year 2016 (25-100 Employees)  AFS/IBEX has been an Advantage Partner for IIAT since 2015  MetaBank named one of “7 To Watch in ‘17”   One of the top performing mid-size banks in 2015 (May 2016)  Business of the Year, 500+ Employees (February 2017)

 12  Five Year Financial History      NASDAQ Traded (CASH)  Market capitalization grew from approximately $60 million to over $800 millionMarch 31, 2012 – March 31, 2017  Growing Asset Base  Quarterly average assets grew from $1.4 billion to over $4.4 billion    5 year average asset CAGR of 25%March 31, 2012 – March 31, 2017  Disciplined Acquirer  Successfully integrated 4 acquisitions in the past 2.5 years    Execute on strategic acquisitions that increase shareholder value (accretive, short earnback)  Shareholder Value  Annualized shareholder return of 46%December 30, 2011 – December 30, 2016

 13  Quarterly Earnings  Quarterly net income of $32.1MM, compared to $14.3MM in Q2FY16    Diluted EPS of $3.42    ROAA of 2.91% and ROAE of 32.86%  Net Interest Income (NII)  Quarterly NII of $24.0MM, increase of 20% over Q2FY16  Non-interest Income  Tax product fee income increased $42.5MM, or 202% over Q2FY16    Card fee income increased $8.0MM, or 43% over Q2FY16    Fee based income represented 79% of total revenue  Average Assets  Grew to $4.41 billion, increase of 43% over Q2FY16  Loan Growth and Credit Quality  Excluding refund advances, net loan receivables increased $355.0MM, 46% YoY    Excluding purchased student loans, net loan receivables increased 29%, YoY    NPAs 0.12% of total assets at quarter end  Cost of Funds  Overall cost of funds averaged 0.39% during Q2FY17, even with significant seasonal wholesale deposits    Average non-interest bearing deposits increased by 13%, YoY, even with delayed tax filings and IRS delays in processing consumer refunds in 2017  Financial HighlightsSecond Quarter, March 31, 2017

 Growth Highlights ($MM)   14  Show continued growth in average assets and net income as Meta continues to execute on its strategic plan and provide value to shareholders  CAGR 25%